CONSOLIDATED BALANCE SHEET
MARCH 31, 2012
(Unaudited)

REDWOOD MORTGAGE CORP.
and Subsidiaries

900 Veterans Blvd, Suite 500
Redwood City, CA 94063
Phone 650-365-5341                                           Fax 650-364-3978

REDWOOD MORTGAGE CORP.
and Subsidiaries
CONSOLIDATED BALANCE SHEET
March 31, 2012
(unaudited)

               CONTENTS

Page No.

Consolidated Balance Sheet (unaudited)                                                                                                                                                                                                                1

Notes to the Consolidated Balance Sheet (unaudited)                                                                                                                                                                                      2 - 8

REDWOOD MORTGAGE CORP.
and Subsidiaries
CONSOLIDATED BALANCE SHEET
March 31, 2012
(unaudited)

ASSETS

Cash and cash equivalents	$2,313,664
Tax refunds receivable	84,200
Receivables, due from affiliates/related parties
Mortgage servicing fees, RMI VIII	436,872
Other	339,111
Prepaid expenses	40,136
Loans, net of discount of $10,451	301,372
Real estate owned (REO) held as investment, net	3,120,165
Advances, RMI IX, syndication costs	1,184,433
Brokerage-related rights, loan originations, net	7,726,096
Investments in affiliates	171,771
Fixed assets, net	34,568
Total assets	$15,752,388

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Accrued compensated absences	$211,532
Accrued liabilities, other	20,359
Due to related parties	91,412
Mortgage notes payable	1,637,442
Loans (formation) from affiliates, net	7,079,438
Deferred income taxes	2,214,000
Total liabilities	11,254,183

Stockholders’ equity
Common stock: 100,000 shares authorized,
1,000 shares issued and outstanding at stated value	4,000
Additional paid-in capital	550,152
Retained earnings	3,944,053
Total stockholders’ equity	4,498,205

Total liabilities and stockholders’ equity	$15,752,388

The accompanying notes are an integral part of the consolidated balance sheet

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
March 31, 2012 (unaudited)

NOTE 1 – GENERAL

In the opinion of management, the accompanying unaudited consolidated balance sheet contains all adjustments, consisting of normal, recurring adjustments, necessary to present fairly the financial information herein. This consolidated balance sheet should be read in conjunction with the audited consolidated balance sheet for the fiscal year ended September 30, 2011, appearing in Redwood Mortgage Investors IX, LLC’s Post-Effective Amendment No. 6 to Form S-11.  These notes include only those items for which updates are needed.

Throughout this document Redwood Mortgage Corp. will be referred to as RMC, Gymno LLC as Gymno, and Redwood Mortgage Investors (RMI) will refer to limited partnerships or LLCs sponsored by RMC.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

See the notes accompanying the audited consolidated balance sheet of RMC as of September 30, 2011.

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES

Brokerage-related rights, loan originations, net/formation loans

Brokerage-related rights are summarized in the following table at March 31, 2012.

	Brokerage-
	Related	Accumulated		Years
Partnership/LLC	Rights	Amortization	Net	Remaining
RMI VII	914,413	(888,576)	25,837	3
RMI VIII	17,634,435	(10,610,418)	7,024,017	22
RMI IX	740,953	(64,711)	676,242	25
Total	$19,289,801	$(11,563,705)	$7,726,096

Additions to the brokerage-related rights (RMI IX only), net of discount, were $92,172 for the six months ended March 31, 2012.

Estimated amortization expense for each of the next five years and thereafter is presented in the following table.

Year ending September 30,
2012 (remaining six months)	$474,992
2013	874,076
2014	743,150
2015	662,420
2016	585,908
Thereafter	4,385,550
$7,726,096

RMC has determined no allowance for impairment was required against its brokerage-related rights.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
March 31, 2012 (unaudited)

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES (continued)

Brokerage-related rights, loan originations, net/formation loans (continued)

The formation loans are non-interest bearing and are being repaid equally over an approximate ten-year period commencing the year after the close of a partnership/LLC offering. Interest has been imputed at the market rate of interest in effect during the offering.  The effective interest rates range between 3.25% and 7.752%.

The formation loans are due as summarized in the following table, as of March 31, 2012.

Year ending September 30,	RMI VIII(1)	RMI IX (1)	Total
2012	$—	$—	$—
2013	1,898,136	74,121	1,972,257
2014	1,674,153	74,121	1,748,274
2015	1,322,500	74,121	1,396,621
2016	1,162,799	74,121	1,236,920
2017	756,400	74,121	830,521
Thereafter	813,024	434,790	1,247,814
Total borrowings	7,627,012	805,395	8,432,407
Less discount on imputed interest	(1,237,823)	(115,146)	(1,352,969)
Total loans (formation), net of discount	$6,389,189	$690,249	$7,079,438

(1)  The annual amounts due are based upon the loan balance at December 31, 2011.

If the general partners/managing members are removed and RMC is no longer receiving payments for services rendered, the debt on the related formation loan is forgiven, and would be an offset to any impairment resulting to the asset recognized for brokerage-related rights.

Advances to RMI IX, syndication costs

RMC advances certain organizational and offering expenses on behalf of RMI IX. RMI IX is obligated to reimburse RMC for these costs up to an amount equal to 4.5% of gross offering proceeds until RMC has been fully reimbursed.

Syndication cost transactions for the six months ended March 31, 2012 are summarized in the following table.

Balance, October 1, 2011	$1,098,517
Advances made by RMC	161,496
Repayments received from RMI IX	(75,580)
Balance, March 31, 3012	$1,184,433

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
March 31, 2012 (unaudited)

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES (continued)

Investments in affiliates

Gymno’s investment in affiliates is presented in the following table as of March 31, 2012.

			Gymno
			Investment
		Gymno	Percent of
	Net Assets	Investment	Net Assets
RMI IV	$3,610,868	$3,892	0.11%
RMI V	1,579,641	4,512	0.29%
RMI VI	4,921,263	11,213	0.23%
RMI VII	6,496,002	5,874	0.09%
RMI VIII	203,587,414	95,423	0.05%
RMI IX, LLC	10,764,974	14,594	0.14%
Total investments in affiliates	$233,960,162	$135,508

RMC acquired an investment from a limited partner in RMI VIII. This investment is accounted for under the equity method. At March 31, 2012 the recorded value of the investment was $32,869.

RMC, as a manager of RMI IX, has an investment in RMI IX of $3,394 at March 31, 2012.

Gymno LLC

Gymno’s balance sheet is presented in the following table as of March 31, 2012.

Assets
Cash and cash equivalents	$489,598
Investments in affiliates	135,508
Total assets	$625,106

Stockholders’ Equity
Common stock, no par, authorized 1,000,000 shares; 500
shares issued and outstanding	$12,500
Retained earnings	612,606
Total stockholders’ equity	$625,106

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
March 31, 2012 (unaudited)

NOTE 4 – LOANS

Loans unpaid principal balance (principal)

Loan transactions are summarized in the following table for the six months ended March 31, 2012.

	Secured	Unsecured
Principal, October 1, 2011	$—	$313,547
Originated for affiliates	2,162,271	—
Assigned to RMI IX	(2,162,271)	—
Borrower repayments	—	(1,724)
Principal, March 31, 2012	$—	$311,823

At March 31, 2012, RMC had two unsecured loans. One loan is a demand note with a principal balance of $300,000 and an interest rate of 7.6%. The borrower is making monthly payments of interest only. The second loan is co-owned with four affiliated partnerships. RMC’s portion of the loan, net of a discount of $10,451, is $1,372. The borrower is making monthly payments to 2015.

Scheduled principal payments

Scheduled principal payment dates of the performing unsecured loans are summarized in the following table as of March 31, 2012.

Year ending September 30,
2012 (remaining six months)	$1,723
2013	3,446
2014	3,446
2015	3,208
2016	—
Thereafter	—
Total	11,823
Less discount	(10,451)
Demand note	300,000
Total loans, net of discount	$301,372

Loans bear interest at rates ranging from zero to 10%. Interest is imputed on loans with no stated interest rate.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
March 31, 2012 (unaudited)

NOTE 4 – LOANS (continued)

Matured loans

There were no loans past maturity as of March 31, 2012.

Delinquency

There were no delinquent loans as of March 31, 2012. RMC reports delinquency based upon the most recent contractual agreement with the borrower.

Loans designated impaired/in non-accrual status

There were no loans designated impaired or classified in non-accrual status as of March 31, 2012.

Allowance for loan losses

There is no allowance for loan losses as of March 31, 2012.

NOTE 5 – REAL ESTATE OWNED (REO) HELD AS INVESTMENT, NET

REO held as investment, net, had the activity and changes in the impairment reserves summarized in the following table for the six months ended March 31, 2012.

			REO Held
	REO Held	Accumulated	As Investment,
	As Investment	Depreciation	Net
Balance, October 1, 2011	$3,278,607	$(146,360)	$3,132,247
Acquisitions	—	—	—
Depreciation	—	(12,082)	(12,082)
Balance, March 31, 2012	$3,278,607	$(158,442)	$3,120,165
Number of properties	3	2	3

RMC owns three California properties. Two of the properties (owned by RMC) are single-family residences and are rented. One single-family residence is located in San Mateo County and the other is located in Riverside County. The recorded investment in these assets at acquisition was $1,778,607. The third property is undeveloped land in San Mateo County (owned by Weeks, LLC), with a recorded investment at acquisition of $1,600,000.

 REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
March 31, 2012 (unaudited)

NOTE 6 – FIXED ASSETS

Fixed assets are summarized in the following table at March 31, 2012.

Office equipment	$258,256
Computer equipment	77,478
Software	31,105
Auto	71,297
Leasehold improvements	22,684
Total fixed assets	460,820
Accumulated depreciation and amortization	(426,252)
Fixed assets, net	$34,568

NOTE 7 – MORTGAGE NOTES PAYABLE

Mortgage notes payable activity is summarized in the following table for the six months ended March 31, 2012.

Balance, October 1, 2011	$1,655,462
Payments	(18,020)
Balance, March 31, 2012	$1,637,442

As of March 31, 2012, RMC has mortgage notes payable on two of the REO held as investment. One note (by RMC) is owed to an individual with an unpaid principal balance of $461,634 with an interest rate which increases annually from 4.0% to 5.0%, is interest only, and matures February 2013. The other note (by Weeks, LLC) is owed to three affiliated limited partnerships with an unpaid principal balance of $1,175,809, an interest rate of 7.0%, amortized for 20 years, and matures January 2016.

Future minimum principal payments are summarized in the following table at March 31, 2012.

Year ending September 30,
2012 (remaining six months)	$18,660
2013	500,966
2014	42,175
2015	45,224
2016	1,030,417
Thereafter	—
Total mortgage notes payable	$1,637,442

NOTE 8 – PROFIT-SHARING PLAN

RMC has a defined contribution profit-sharing plan which provides for RMC contributions of 5% of eligible wages, plus any discretionary additional RMC contributions.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
March 31, 2012 (unaudited)

NOTE 9 – INCOME TAXES

The Company’s estimated net operating loss (“NOL”) carry forwards available are approximately $2,880,000 for federal taxes and $2,094,000 for California taxes at September 30, 2011.  The NOLs can be carried forward twenty years for federal taxes and twenty years for California taxes and expire at various times through the year 2031.

NOTE 10 – COMMITMENTS AND GUARANTEES

RMC has contracted with an independent service bureau for computer processing services for the partnership and RMI IX accounting functions at approximately $8,337 per month. The contract is subject to renewal at the end of its term which is May 31, 2012, and is currently being negotiated. RMC receives reimbursement of a major portion of its computer processing expenses from the five affiliated limited partnerships and RMI IX.

At March 31, 2012, the principal balance of the bank loan to Redwood Mortgage Investors VIII, guaranteed by RMC and Gymno LLC was $10,250,000. As of June 5, 2012, the principal balance of the bank loan was $4,750,000.

RMC guaranteed two loans issued by four affiliated limited partnerships with balances totaling approximately $270,000 at March 31, 2012. RMC has guaranteed to cover losses, if any, incurred by the partnerships related to these loans to the extent such losses exceed the then existing reserves, as defined in the agreement, and related collateral value. The two loans are substantially reserved for in the partnership loan loss reserves. RMC owns directly $1,372, net, of one of the loans.

RMC rents its office space under a noncancelable operating lease agreement. In 2008, the lease was amended to provide additional space of approximately 2,300 square feet and the lease was extended until March 31, 2013. The amended lease requires monthly payments of $25,644 with stated annual increases. RMC has two, five year options to renew this lease.

Noncancelable future minimum lease payments under this lease are as follows as of March 31, 2012.

2012 (remaining six months)	$184,369
2013	396,542
2014	100,148
Thereafter	—
Total	$681,059

NOTE 11 – SUBSEQUENT EVENTS

RMC has evaluated events through June 5, 2012, the date the balance sheet was available for issuance. There were no reportable events other than the events listed in other notes.